Exhibit 5

POWER OF ATTORNEY

Each person executing this Power of Attorney hereby constitutes and appoints R. Dean Phillips and Joni Stark, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to execute and to file such amendments to the Schedule 13D originally filed with the Securities and Exchange Commission on February 13, 2009 as such attorneys-in-fact or attorney-in-fact may deem appropriate, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

This Power of Attorney has been signed by the following persons in the capacities indicated on this 22nd day of April, 2009.

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO SCOTT PHILLIPS

By:	/s/ James Behrens
James Behrens

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO CONNIE PHILLIPS

By:	/s/ David Miller
David Miller, Trustee

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 UNFUNDED LIFE INSURANCE TRUST FBO KAY PHILLIPS

By:	/s/ Philip Burns
Philip Burns, Trustee

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 UNFUNDED LIFE INSURANCE TRUST FBO TYLER PHILLIPS

By:	Town and Country Bank of Quincy, Its Trustee

By:	/s/ Gary W. Penn, Trustee
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO NICHOLAS PHILLIPS
By: By:	Town and Country Bank of Quincy, Its Trustee /s/ Gary W. Penn
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO KAITLYN PHILLIPS
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Gary W. Penn
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO BRENNA PHILLIPS
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Gary W. Penn
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO MARION DYE
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Gary W. Penn
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO HANNAH DENCKLA
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Gary W. Penn
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO OLIVA HOPSON
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Gary W. Penn
Gary W. Penn, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO CLAIRE HOPSON
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO ELIZABETH BOYER
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO LINDSEY BOYER
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST U.T.A. DATED JULY 15, 1989 FBO LAURA BOYER
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST NO. TWO U.T.A. DATED DECEMBER 30, 1996 FBO SCOTT PHILLIPS

By:	/s/ James Behrens
James Behrens, Trustee

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST NO. TWO U.T.A. DATED DECEMBER 30, 1996 FBO CONNIE PHILLIPS

By:	/s/ David Miller
David Miller, Trustee

IRREVOCABLE UNFUNDED LIFE INSURANCE TRUST - BETTY JO PHILLIPS TRUST NO. TWO U.T.A. DATED DECEMBER 30, 1996 FBO KAY PHILLIPS

By:	/s/ Philip Burns
Philip Burns, Trustee

REVOCABLE TRUST FOR LIFETIME BENEFIT OF BETTY JO PHILLIPS U.T.A. DATED NOVEMBER 10, 1994 FBO SCOTT PHILLIPS
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

REVOCABLE TRUST FOR LIFETIME BENEFIT OF BETTY JO PHILLIPS U.T.A. DATED NOVEMBER 10, 1994 FBO CONNIE PHILLIPS
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

REVOCABLE TRUST FOR LIFETIME BENEFIT OF BETTY JO PHILLIPS U.T.A. DATED NOVEMBER 10, 1994 FBO KAY PHILLIPS
By:	Town and Country Bank of Quincy, Its Trustee
By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person

R. DEAN PHILLIPS

By:	/s/ R. Dean Phillips
R. Dean Phillips

DAVID MILLER

By:	/s/ David Miller
David Miller

PHILIP BURNS

By:	/s/ Philip Burns
Philip Burns

JAMES BEHRENS

By:	/s/ James Behrens
James Behrens

TOWN AND COUNTRY BANK OF QUINCY

By:	/s/ Linda Bradshaw
Linda Bradshaw, Authorized Person